SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                       ----------------------------------


                                   FORM 8 - K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported)  August 5,1997
                                                       --------------------



     STERLING FINANCIAL CORPORATION
     ------------------------------
     (Exact name of registrant as
     specified in its charter)

           Washington                 0-20800                  91-1572822
     ----------------------   ------------------------       --------------
         (State or other      (Commission File Number)       (IRS Employer
         jurisdiction of                                     Identification
         Incorporation)                                          Number)



                111 North Wall Street, Spokane, Washington 99201
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               (Address of Principal Executive Offices)(Zip Code)



       Registrant's Telephone Number, Including Area Code: (509) 458-3711
                                                           --------------


                                       N/A
               --------------------------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

     INFORMATION TO BE INCLUDED IN THE REPORT




     Item 8. Redemption of $1.8125 Series A Cumulative Convertible Preferred Stock.


              See attached information release.

     For Release August 5, 1997--8 a.m. PST
     Contact:  Heidi B. Stanley
               (509) 358-6160



                         STERLING FINANCIAL CORPORATION
                        CALLS CONVERTIBLE PREFERRED STOCK
                        ---------------------------------

     Spokane, Washington--August 5, 1997--Sterling Financial Corporation (Nasdaq: STSA) today announced that it will redeem on September 5, 1997 all of the 1,029,236 issued and outstanding shares of its $1.8125 Series A Cumulative Convertible Preferred Stock. (Nasdaq: STSAP).

     The redemption price is $25.75 per Preferred Share plus 32.0 cents in accrued and unpaid dividends through September 4, 1997. Shareholders have the right to convert the shares prior to redemption into shares of Common Stock at a rate of 1.9516 shares of Common Stock per Preferred Share (with no accrued dividends payable upon conversion). The conversion rate corresponds to a conversion price of $13.37 per share of Common Stock issuable on conversion. On Friday, August 1, 1997, the last reported sale price of Sterling Financial Common Stock on the Nasdaq National Market was $19.00.

     Harold B. Gilkey, Chairman and Chief Executive Officer, stated, "We believe that the majority of Preferred Shareholders will choose to convert their Preferred Stock into Common Stock, assuming that Sterling Financial's Common Stock continues to trade above $13.37."

     Sterling Financial Corporation of Spokane, Washington, is a savings and loan holding company which owns Sterling Savings Association. Sterling Savings Association is a Washington State-chartered, federally insured stock savings association which opened in April 1983. Sterling Savings Association, based in Spokane, Washington, has branches throughout Washington State and in the Portland, Oregon, area. Through Sterling's wholly owned subsidiaries Action Mortgage Company and INTERVEST Mortgage Investment Company, it operates loan production offices in Washington, Oregon, and Idaho.

     STERLING FINANCIAL CORPORATION

     FORM 8 - K


     S I G N A T U R E
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its' behalf by the undersigned thereunto duly authorized.


                                        STERLING FINANCIAL CORPORATION
                                        (Registrant)


     August 5, 1997                     /s/ Daniel G. Byrne
     --------------                     ------------------------------
          Date                          Daniel G. Byrne
                                        Sr. Vice President, Finance
                                        and Assistant Secretary
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